January 21, 2002


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.   20549

Dear Sirs/Madams:



We have read and agree with the comments in Item 4 of Form 8-K of Cosmo Communications Corporation dated
January 11,2002.



Yours truly
(Signed by) Deloitte & Touche LLP

Deloitte & Touche LLP
Chartered Accountants
Toronto, Canada